Transamerica B-Share Variable Annuity	Transamerica I-Share II Variable Annuity
Transamerica AxiomSM III Variable Annuity

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

and

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated October 4, 2024

to the

Prospectus dated May 1, 2024

and to the

Initial Summary Prospectus dated May 1, 2024

Effective on or about November 1, 2024, based on changes to the underlying portfolios, the Portfolio Company Appendix is revised to reflect the following changes:

Current Portfolio Name	New Portfolio Name
Transamerica TS&W International Equity VP	Transamerica TSW International Equity VP
Transamerica TS&W Mid Cap Value Opportunities VP	Transamerica TSW Mid Cap Value Opportunities VP

There is no change to the portfolio’s investment objective or investment advisor.

This Supplement updates certain information in the above referenced Prospectus (the ‘‘Prospectus’’) and Initial Summary Prospectus. Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.